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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               July 27, 2006
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                Date of Report (Date of earliest event reported)

            Historic Preservation Properties 1989 Limited Partnership
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        (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

                                    33-24129
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                             Commission File Number

                                   04-3021042
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                      (I.R.S. Employer Identification No.)

         21 Custom House Street, Suite 440, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number, (617) 422-5815
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         (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))



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Item 2.05   Costs Associated with Exit or Disposal Activities.

         On July 27, 2006, the General Partner of Historic Preservation Properties 1989 Limited Partnership (the Partnership) committed to a plan of liquidation of the Partnership. This decision had been made after the completion of the sale of the Partnership's sole remaining investment property. On July 28, 2006, the Partnership filed with the Securities and Exchange Commission on Form 8-K the plan to liquidate the Partnership. The General Partner still anticipates the liquidation and dissolution of the Partnership to be completed before December 31, 2006. There will be no material charges incurred as a result of the liquidation of the Partnership.









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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HISTORIC PRESERVATION PROPERTIES 1989
                                    LIMITED PARTNERSHIP

                                    By: Boston Historic Partners Limited
                                        Partnership, General Partner

                                        By: Portfolio Advisory Services, Inc.,
                                            General Partner

Date: September 15, 2006                    By: /s/ Terrence P. Sullivan
                                                --------------------------
                                                Terrence P. Sullivan,
                                                President

                                        and


Date: September 15, 2006                By: /s/ Terrence P. Sullivan
                                            ------------------------------
                                            Terrence P. Sullivan,
                                            General Partner